Exhibit 99.2

Investor Presentation July 27, 2022

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This includes, without limitation, financial guidance and projections, including 2022 underlying assumptions, and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, engines and opportunities, expected growth rates, industry-leading comparable sales growth and competitive position; quality control and supply chain efficiencies; operational execution and retention; annualized average unit volume; the Company’s differentiation and strong foothold in the off- premise channel; recovery from the COVID-19 pandemic; statements from the Company’s corporate social responsibility report; the opportunity for additional domestic and foreign locations and licensees and territories; target returns for new restaurant openings; performance of international licensed locations; North Italia and Fox Restaurant Concepts (“FRC”) as growth drivers and FRC as an incubation engine; anticipated unit growth roadmap; and resumption of strong unit growth. Such forward-looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. These forward- looking statements may be affected by various factors including: the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including the potential for a complete shutdown of the Company’s restaurants, international licensee restaurants and the Company’s bakery operations; supply chain disruptions and inflation; the geopolitical environment; demonstrations, political unrest, potential damage to or closure of the Company’s restaurants and potential reputational damage to the Company or any of its brands; economic, public health and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; acceptance and success of The Cheesecake Factory in international markets; acceptance and success of North Italia and the Fox Restaurant Concepts restaurants, Social Monk Kitchen and other concepts; the risks of doing business abroad through Company-owned restaurants and/or licensees; foreign exchange rates, tariffs and cross border taxation; changes in laws impacting the Company’s business, including laws and regulations related to COVID-19 impacting restaurant operations and customer access to off- and on- premise dining; labor constraints, changes in unemployment rates and increases in minimum wages and benefit costs; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located, and the Company’s ability to successfully manage its lease arrangements with landlords; unanticipated costs that may arise in connection with a return to normal course of business; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company; the timing of new unit development; compliance with debt covenants; strategic capital allocation decisions including any share repurchases or dividends; the ability to achieve projected financial results; the resolution of uncertain tax positions with the Internal Revenue Service and the impact of tax reform legislation; adverse weather conditions in regions in which the Company’s restaurants are located; factors that are under the control of government agencies, landlords and other third parties; the risks, costs and uncertainties associated with opening new restaurants; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

• Experiential dining category leader with diversified growth engines • Leveraging the Company’s differentiation and strong foothold in the off-premise channel to support the business in the on-going dynamic environment • Best-in-class operational execution and industry-leading retention • Significant and accelerating growth opportunities driving one of the highest expected growth rates in the casual dining industry Investment Highlights 3

The Cheesecake Factory - Global Footprint 4 High quality, high profile locations worldwide Company-Owned: 209 (Including Toronto, Canada) Toronto International – Licensed: 29 Mexico City (4) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Shanghai (3) Hong Kong Beijing Monterrey Macau Opportunity for 300 Domestic Locations Over Time & Continued International Expansion

Filling White Space for an On-Trend, Contemporary Italian Offering 5 • Potential for 200 domestic locations over time - 30 locations in 13 states & Washington D.C. currently • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Average check: ~$30-$40 • ~25% alcohol mix FY21 Comp Sales (vs. 2019): 8% 2Q22 Comp Sales (vs. 2Q21): 12%

Fox Restaurant Concepts (FRC) Expected to Serve as an Incubation Engine Innovating Concepts of the Future 6 Potential Growth Boutique Brands 61 Total FRC Locations Across the U.S.

We Have Resumed Strong Unit Growth With Impressive Early Results 7 2021 New Restaurants Opened The Cheesecake Factory Washington D.C. Blanco Nashville, TN North Italia Birmingham, AL As many as 15 total units planned for 2022 North Italia Franklin, TN North Italia Miami, FL North Italia San Antonio, TX Flower Child Atlanta, GA Blanco Oak Brook, IL North Italia Gilbert, AZ Flower Child Gilbert, AZ The Cheesecake Factory Huntsville, AL North Italia Orlando, FL Blanco Denver, CO Culinary Dropout Denver, CO 2022 New Restaurants Opened Flower Child Fort Worth, TX North Italia Buckhead, GA Fly Bye Phoenix, AZ

Breadth of Menu & Innovation – 235 Items Made Fresh, From Scratch Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best-in-Class Operational Execution Integrated Bakery 9

Integrated Bakery – The “Cheesecake” Magic • Produces over 60 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies FY19* 16% 10 FY20* 21% Differentiated positioning has been a key sales driver during COVID-19 Industry-Leading Dessert Sales FY21* 19% * Percent of total sales

Best-in-Class Operational Execution and Industry-Leading Retention Average Tenure by Position 33 years 24 years 20 years 20 years 15 years 14 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention.” – Wally Doolin, Black Box Intelligence* From Fortune ©2022 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies to Work For are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, The Cheesecake Factory, Incorporated. PEOPLE Companies That Care seal is a registered trademark of Meredith and is used under license. *Restaurant Business, May 2018 11 Also recognized as a best workplace for diversity, millennials, and women 9th consecutive year

Cult Status & Strong Consumer Engagement 1M+ followers 5M fans 360K followers Millions of Viewers 12 Note: Statistics as of July 20, 2022 130K followers Themed filters reaching 5M+ users

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest SEC 10-K filings and company presentations Average check for The Cheesecake Factory defined as on-premise average check for FY 2021 13 $11.1 $6.4 $5.3 $5.1 $4.1 $3.8 $3.4 $3.3 $3.0 Texas Roadhouse Maggiano's BJ's Olive Garden Outback LongHorn Carrabba's Bonefish $32 $30 $27 $26 $24 $23 $23 $20 $20 $19 Yard House Bonefish Maggiano's Outback LongHorn Carraba's Olive Garden Texas Roadhouse BJ's Casual Dining Rated #1 Full-Service Chain for Food Quality #1 Quality #2 Service #3 Ambiance

9% 12% 14%16% 43% 43% 31%28%27% 28% 25% Off-Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off-Premise Channel Upgraded Takeout Packaging 14 *Annualized unit volume equivalent based on total system restaurant average weekly sales ~$3.1 million per restaurant* Reflecting COVID-19 dining restrictions

Further Leaning in to Convenience 15

CSR – Contributing to the Well-Being of Our Staff, Local Communities and the Environment We All Share 16 Please refer to the 2021 Cheesecake Factory Corporate Social Responsibility Report.

Sales Leadership Growth Opportunities Financial Resiliency 17

Driving Strong Sales Growth Across Portfolio 18 2Q22 Comp Sales (vs. 2Q21) +4.7% 2Q22 Average Weekly Sales (AWS) ~$237,000 Equates to $12.3M Annualized Average Unit Volume +12% +11% ~$148,800 Equates to $7.7M Annualized Average Unit Volume ~$148,900 Equates to $7.7M Annualized Average Unit Volume 2Q22 AWS vs. 2Q21

~$4 $1.7 $3.1 2019 Early COVID 4Q21 ~$1.7 Sustained Off-Premise Sales Strength4 (AUV $ millions) We Believe Stable, Agile Brands Will Be Best Equipped to Weather Volatility and Thrive Post-COVID 19 Potential Industry Rationalization - Market Share Opportunity “ ” “Large chains and well-funded restaurant groups have the resources to ride out a protracted shutdown, but the independent restaurants that make up about two-thirds of the American dining landscape – noodle shops, diners and that charming urban restaurant that always had a line out the door – may not survive.” - New York Times, March 20, 2020 Casual Dining1 Sources: 1Morgan Stanley Report April 6, 2020; 2Bureau of Labor Statistics; 3U.S. Census; 4Annualized average unit volumes based on average weekly sales in each period. * For The Cheesecake Factory restaurants that were operating an off-premise only model from May 20th, 2020 to July 21st, 2020. Increased Consumer Emphasis On Off-Premise “Off-premise will likely continue its rise in importance, even after the pandemic” - Technomic, April 24, 2020 ”“ Independents 86% Chains 14% Off - Premise Only 2 As of May 2021, the NRA estimated that 15% (~90,000) of restaurants have closed. 3 2019 Early-COVID* 2Q19 2Q22 1.4% 1.8% 2.1% 1.3% 1.5% 1.5% 1.8% 2.5% 2.2% 1.9% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.5% 0.5% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Annual Restaurant Unit Growth US Population Growth

2022 Underlying Key Assumptions(1) 20 (1) Takes into account the impact the latest COVID-19 virus resurgence is having; assumes no additional COVID-19 surges or other material disruptions (2) Includes impact of 53rd week in fiscal 2022 (3) Restaurant Level Margin $3.32 to $3.37 Billion Total Sales(2) Targeting to exit 2022 at 2019 CCF RLM(3) 15 New Restaurant Openings $12 Million CCF AUV(2) Approximately $140 Million in Capex Q3 2022 quarterly dividend of $0.27 Share repurchase program

Diversified Growth Engines Expected to Drive 7% Unit Growth Annually Target Size (productive sq. ft.) 7,000 – 10,000 6,000 - 7,000 3,500 – 15,000 Targeted Average Unit Volume $11M - $12M $7M - $7.5M Avg. $5M - $5.5M Targeted Sales/productive sq. ft. ~$1,100 ~$1,200 ~$1,000 Target Long-Term Unit Growth ~3% ~20%+ ~15% - 20% Top-Line Unit Growth Contribution ~3% ~2% ~2% Target Restaurant-Level Margin % ~18% ~18% - 20% ~16% - 18% Cash Capex Investment $8M+ $3.5M+ $500/sq. ft. Target Cash-on-Cash Return 20% - 25% 35%+ 25% - 30% Sales/Investment Ratio Varies 2:1 2:1 21 Diversified multi- concept across segment, price point, occasion, real estate and labor Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise Anticipated Unit Growth Roadmap ¹Illustrative example of target returns for new restaurant openings | ²Average unit volume and steady-state restaurant-level margin typically reached after 3 years of operations ¹ ² ²

(4.2)% (6.8)% (0.3)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% 3.3% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% (0.9)% History of Outperforming the Industry 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020* 2021** Knapp-Track Index Comparable Sales - Historical 2-year Stack 22 Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines *2020 results reflect the impact of the COVID-19 pandemic. **2021 data compares against 2019 data due to COVID-19 pandemic.

$0.84 $1.07 $1.42 $1.64 $1.88 $2.10 $1.97 $2.37 $2.83 $2.60 $2.51 $2.61 $(1.49) $2.13 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Capital Allocation Detail $85 $163 $128 $120 $112 $107 $135 $94 $158 $100 $163 $120 $(47) $146 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 ¹Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts ²2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts Note: 2020 results reflect the impact of the COVID-19 pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please refer to SEC filings for GAAP to Non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years $85 $37 $42 $77 $86 $106 $114 $154 $158 $139 $128 $99 $50 $67 $173 $52 $172 $101 $184 $141 $109 $146 $123 $109 $51 $4 $6 $13 $27 $30 $36 $42 $50 $56 $61 $16 64,009 44,545 52,941 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Capex / Investment ² Share Repurchases Common Stock Dividend Weighted Average Shares Outstanding Durable Business Over Time Free Cash Flow¹ Adjusted Earnings/(Loss) Per Share ($ in millions) ($ in millions) ‘20 ‘20

Appendix

Non-GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present adjusted diluted net income/(loss) per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 25

Non-GAAP Reconciliation (1) Represents incremental costs associated with COVID-19 such as sick and vaccination pay, healthcare and meal benefits for furloughed staff members, additional sanitation and personal protective equipment. (2) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (3) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (4) Adjusted diluted net income/(loss) per share may not add due to rounding. 26 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Net income/(loss) (GAAP) 52,293 $ 42,833 $ 81,713 $ 95,720 $ 98,423 $ 114,356 $ 101,276 $ 116,523 $ 139,494 $ 157,392 $ 99,035 $ 127,293 $ (277,107) $ 49,131 $ - Impairment of assets and lease termination expenses 2,952 26,541 - 1,547 9,536 (561) 696 6,011 114 10,343 17,861 18,247 219,333 18,139 - Partial IRS settlement ---(1,794) ---------- - Termination of Interest rate swap - 7,421 7,376 ---------- 2,354 - Chairman and CEO employment agreement - 2,550 ----------- - Proceeds from variable life insurance contract -(668) --(419) --------- - Loss on investment in unconsolidated affiliates --------- 479 4,754 13,439 -- - Gain on investment in unconsolidated affiliates -----------(52,672) -- - Acquisition-related costs ----------- 5,270 2,699 - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) ----------- 1,033 (3,872) 19,510 - Dividends on Series A preferred stock ------------ 13,485 18,661 - Net income attributable to Series A preferred stock to apply if-converted method ------------- 4,581 - Direct and incremental Series A preferred stock issuance costs ------------ 10,257 - - Assumed impact of potential conversion of Series A preferred stock into common stock ------------- - - COVID-19 related costs (1) ------------ 22,963 4,917 - Uncertain tax positions ------------- 7,139 - Tax effect of adjustments (2) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) (46) (4,329) (5,880) 3,818 (62,692) (11,679) - One-time tax items (3) ---------(38,525) ---- Adjusted net income/(loss) (non-GAAP) 54,064 $ 64,072 $ 86,138 $ 95,142 $ 103,726 $ 114,019 $ 101,694 $ 120,130 $ 139,562 $ 125,360 $ 115,770 $ 116,428 $ (74,934) $ 112,753 $ Diluted net income/(loss) per share (GAAP) 0.82 $ 0.71 $ 1.35 $ 1.64 $ 1.78 $ 2.10 $ 1.96 $ 2.30 $ 2.83 $ 3.27 $ 2.14 $ 2.86 $ (6.32) $ 1.01 $ - Impairment of assets and lease termination expenses 0.05 0.44 - 0.03 0.17 (0.01) 0.01 0.12 0.00 0.21 0.39 0.41 4.36 0.34 - Partial IRS settlement ---(0.03) ---------- - Termination of Interest rate swap - 0.12 0.12 ---------- 0.04 - Chairman and CEO employment agreement - 0.04 ------------ - Proceeds from variable life insurance contract -(0.01) --(0.01) --------- - Loss on investment in unconsolidated affiliates --------- 0.01 0.10 0.30 -- - Gain on investment in unconsolidated affiliates -----------(1.18) -- - Acquisition-related costs ----------- 0.12 0.05 - - Acquisition-related contingent consideration, compensation and amortization expenses/(benefit) ----------- 0.02 (0.08) 0.37 - Dividends on Series A preferred stock ------------ 0.27 0.35 - Net income attributable to Series A preferred stock to apply if-converted method ------------- 0.09 - Direct and incremental Series A preferred stock issuance costs ------------ 0.20 - - Assumed impact of potential conversion of Series A preferred stock into common stock ------------ 0.80 (0.08) - COVID-19 related costs ------------ 0.46 0.09 - Uncertain tax positions ------------- 0.13 - Tax effect of adjustments (0.03) (0.23) (0.05) -(0.06) 0.01 -(0.05) 0.00 (0.09) (0.12) 0.09 (1.25) (0.22) - One-time tax items ---------(0.80) ---- Adjusted diluted net income/(loss) per share (non-GAAP) (4) 0.84 $ 1.07 $ 1.42 $ 1.64 $ 1.88 $ 2.10 $ 1.97 $ 2.37 $ 2.83 $ 2.60 $ 2.51 $ 2.61 $ (1.49) $ 2.13 $ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data)

Non-GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjusted to conform to the current year presentation. 27 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cash flow from operations (1) 170 $ 200 $ 170 $ 197 $ 198 $ 213 $ 249 $ 248 $ 316 $ 239 $ 291 $ 219 $ 3 $ 213 $ Capital expenditures / investments 85 37 42 77 86 106 114 154 158 139 128 99 50 67 Free cash flow 85 $ 163 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 $ 163 $ 120 $ (47) $ 146 $ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions)